Q4 Fiscal Year 2018 MaySept 30, Investor Presentation 20182017 Financial Results Conference Call Mark D. Morelli President and Chief Executive Officer Gregory P. Rustowicz Vice President – Finance & Chief Financial Officer

Safe Harbor Statement These slides contain (and the accompanying oral discussion will contain) “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including general economic and business conditions, conditions affecting the industries served by the Company and its subsidiaries, conditions affecting the Company’s customers and suppliers, competitor responses to the Company’s products and services, the overall market acceptance of such products and services, the integration of acquisitions and other factors disclosed in the Company’s periodic reports filed with the Securities and Exchange Commission. Consequently such forward looking statements should be regarded as the Company’s current plans, estimates and beliefs. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. This presentation will discuss some non-GAAP financial measures, which we believe are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results compared in accordance with GAAP. We have provided reconciliations of comparable GAAP to non-GAAP measures in tables found in the Supplemental Information portion of this presentation. © 2018 Columbus McKinnon Corporation 2

Notable Growth in Quarter and Fiscal Year Sales grew 16.6% in quarter to $214.1 million  Organic sales growth was 4.2%; continued strength in all markets  Execution driven focus provided by E-PAS™ operating system Achieved record gross margin of 34.8% in the quarter  Influenced by favorable project mix, productivity and volume Fiscal year organic sales growth of 6.8%  Record gross margin of 33.9%  Adjusted EBITDA margin of 13.9% vs. 11.7% in prior year  Diluted earnings per share of $0.95 compared with $0.43 in prior year Backlog expanded 16% sequentially to $177.4 million First year of STAHL acquisition a success  $0.17 accretive to EPS in first year Strong cash from operations of $69.7 million  Free cash flow conversion ratio of 118%* © 2018 Columbus McKinnon Corporation 3 * Free cash flow conversion ratio is defined as cash from operations less capital expenditures divided by adjusted net income.

Blueprint 2021 Phase I Accomplishments STAHL value creation  Achieved $6 million of synergies in the year, ahead of $5 million target  Now expecting $15 million in total savings Leverage Magnetek technology  Set path for Smart Hoist: Launched Shopstar VS and Prostar VS  Recently launched full-featured Lodestar VS to address the industrial automation trend Strengthen the core  Improved product availability and reduced lead times to drive sales and market share gains Pay down debt  Surpassed initial $45 million to $50 million goal: paid down $60 million  Reduced net leverage ratio* to 2.6x at fiscal year-end ahead of 3.0x goal Establish business operating system: E-PAS™  Critical element of strengthening the core: Enabled decision-making that facilitated growth at a faster pace than the market and better conversion to the bottom line © 2018 Columbus McKinnon Corporation 4 * Net Debt to Adjusted EBITDA

Net Sales ($ in millions) Y/Y + 16.6% Growth driven by organic volume and STAHL acquisition $212.8 $214.1 $208.7 $203.7 4.2% Q4 organic growth (FX adjusted) $183.7  Strong organic growth in U.S.: 5.9% • Vertical markets remain strong  Non-U.S. organic growth of 2.0%: Q4 FY17 Q1 FY18 Q2 FY18 Q3 FY18 Q4 FY18 • EMEA 8.6%, Canada 8.9% 6.8% FY 2018 organic growth (FX adjusted) Y/Y + 31.8% $839.4 Quarter and Fiscal Year Bridge $637.1 Q4 FY18 FY 2018 Acquisitions $ 13.6 7.4% $144.7 22.7% Volume 7.0 3.8% 41.0 6.5% Pricing 0.7 0.4% 2.5 0.4% Foreign currency 9.1 5.0% 14.1 2.2% FY 2017 FY 2018 translation © 2018 Columbus McKinnon Corporation 5

Gross Profit & Adjusted Gross Margin (1) ($ in millions) Record gross margins in Quarter and Fiscal Year Bridge quarter and year Q4 FY FY18 2018 $74.0 $69.5 $69.9 $69.1 Fiscal 2017 Gross Profit $ 50.3 $ 192.9 $59.2 $0.2 $0.1 STAHL acquisition 5.6 53.8 $8.9 Sales volume and mix 2.7 13.1 $50.3 $69.3 $71.6 $69.0 $74.6 Prior year inventory step-up expense 8.9 8.9 32.2%* 34.1%* 32.9%* 33.1%* 34.6%* ($1.7) ($0.6) Productivity, net of other cost changes 3.2 4.8 Q4 FY17 Q1 FY18 Q2 FY18 Q3 FY18 Q4 FY18 Foreign currency translation 3.2 4.6 Product liability (0.1) 3.0 $282.5 Insurance settlement 0.6 2.4 $201.8 Pricing, net of material cost inflation 0.2 1.4 $8.9 $284.6 STAHL integration costs — (0.3) $192.9 33.7%* Total Change $ 24.3 $ 91.7 Fiscal 2018 Gross Profit $ 74.6 $ 284.6 31.7%* ($2.1) FY 2017 FY 2018 (1) Adjusted gross profit is a non-GAAP financial measures. Please see Gross Profit Non-GAAP Adjustments supplemental slides for a reconciliation from GAAP gross profit to non- GAAP gross profit and other important disclosures regarding the use of * Adjusted gross profit as % of sales non-GAAP financial measures. © 2018 Columbus McKinnon Corporation 6

RSG&A ($ in millions) Q4 FY 2018: Pro-forma items affect RSG&A Pro-forma items: $4.9 million, includes integration, debt $54.3 $49.5 $48.1 $51.0 repricing and legal costs for insurance recovery $45.6 $3.8 $2.9 $3.3 $2.9 $3.7 Excluding pro-forma adjustments, RSG&A was $19.4 $22.2 $22.9 $25.1 $18.9 $49.4 million vs. previous guidance of $46 million  Higher selling expense due to higher volume, $21.5 $23.8 $25.0 $25.5 $27.6 timing, bad debt and warehouse closure costs Q4 FY17 Q1 FY18 Q2 FY18 Q3 FY18 Q4 FY18  $0.8 million FX impact Change vs. prior year includes: STAHL acquisition $198.9 impact of $3.3 million, unfavorable FX impact of $157.7 $13.6 $2.4 million and $1.5 million of higher incentive costs $10.5 offset by $5.3M less pro-forma items in current year $83.4 $69.9 FY19 Q1 RSG&A estimate: ~$48 million (excludes pro-forma items) $77.3 $102.0 FY 2017 FY 2018  Additional $0.5 million in savings expected in each of quarters 2, 3 and 4 Selling G&A R & D  ~$2 million in additional restructuring costs in Q1 (1) Excludes impairment of intangible asset (STB) in FY2017 Q4 © 2018 Columbus McKinnon Corporation 7

(1) Operating Income & Non-GAAP Margin ($ in millions) Q4 FY18 adjusted operating income up 22% over prior year $21.4 $16.9 $20.2 $20.6 $18.2 $1.4 $0.7 $4.3  Adjusted operating margin improved 40 basis $4.0 points $20.1 $20.0 $19.6 $16.3 $14.2 STAHL synergies of $6 million achieved in 9.6%* 9.2%* 10.5%* 9.5%* 8.7%* year ($3.2)  Now expect to achieve $15 million in total Q4 FY17 Q1 FY18 Q2 FY18 Q3 FY18 Q4 FY18 New pension accounting standard $80.5 beginning in FY2019 $10.4 $49.5  $2 million of annual pension income moved to Other Income which lowers operating income $23.5 $70.1 $26.0 9.6%* 7.8%*  No impact to net income or EPS FY 2017 FY 2018 (1) Adjusted operating income is a non-GAAP financial measures. Income from Operations Non-GAAP Adjustments Please see supplemental slides for a reconciliation from GAAP operating income to non-GAAP operating income and other important disclosures * Non-GAAP operating income as % of sales. regarding the use of non-GAAP financial measures. © 2018 Columbus McKinnon Corporation 8

Quarterly Earnings Per Share ($ in millions) Net income: GAAP Diluted EPS $8.5 million or $0.36 per diluted share $0.54 $0.51  Tax rate for quarter was 23.5% $0.36 Non-GAAP adjusted net income (1) : ($0.22) $12.0 million ($0.46)  20% increase over Q4’17 Q4 FY17 Q1 FY18 Q2 FY18 Q3 FY18 Q4 FY18 $0.51 per diluted share Non-GAAP Adjusted EPS (1)  13% increase over Q4’17 $0.55 $0.51 $0.51  Includes $0.06 accretion from STAHL $0.45 $0.44 Tax rate normalized at 22% Q4 FY17 Q1 FY18 Q2 FY18 Q3 FY18 Q4 FY18 (1) Adjusted net income and diluted earnings per share (EPS) are non-GAAP financial measures. Please see supplemental slides for a reconciliation from GAAP net income and diluted EPS to non-GAAP adjusted net income and diluted EPS and other important disclosures regarding the use of non-GAAP financial measures. © 2018 Columbus McKinnon Corporation 9

FY 2018 Earnings Per Share ($ in millions) Net income was $22.1 million (1) GAAP and Non-GAAP 1 Adjusted EPS Non-GAAP adjusted net income was $46.8 million Adjusted EBITDA 3 margin was 13.9% $2.01 vs. 11.7% in prior year $1.47 ROIC improved to 8.9% from 6.4% Full year tax rate was 55.6% $0.95 $0.43  Includes $17.6 million impact of Tax Cuts and Jobs Act FY 2017 FY 2018 2 GAAP EPS Non-GAAP EPS Fiscal 2019 tax rate expected to be in the range of 21% to 23% (1) Adjusted net income and diluted earnings per share (EPS) are non-GAAP financial measures. Please see supplemental slides for a reconciliation from GAAP net income and diluted EPS to non-GAAP adjusted net income and diluted EPS and other important disclosures regarding the use of non-GAAP financial measures. (2) Tax rate guidance provided May 30, 2018 (3) Adjusted© 2018EBITDA Columbus is a non-GAAP McKinnon financial Corporation measure. Please see supplemental slides for a reconciliation from GAAP income from operations to non-GAAP adjusted EBITDA and other important disclosures regarding the use of non-GAAP financial measures. 10

Working Capital Working capital as % of sales Working Capital decreased 70 bps from prior year period as a Percent of Sales to 17.9%  DPO increased 2.3 days 19.0% 18.6% 18.5% 17.9%  Higher accrued liabilities favorably impacted 17.4% working capital/sales by 2.5% (1) (1) (1) (1)  Driven by higher incentive costs and 3/31/17 6/30/17 9/30/17 12/31/17 3/31/18 other accrued costs Inventory Turns 4.1x 4.1x 4.0x Inventory turns of 3.7x 3.9x 3.7x  Carrying higher inventory levels to improve on-time delivery (1)  Product line simplification will favorably 3/31/17 6/30/17 9/30/17 12/31/2017 3/31/18 impact turns later in the year (1) Excludes the impact of STAHL which was acquired on January 31, 2017 © 2018 Columbus McKinnon Corporation 11

Strong Cash Flow Year Ended Note: Components may not add to totals due to rounding March 31, 2018 2017 Net cash provided by operating activities $ 69.7 $ 60.5 Capital expenditures (CapEx) (14.5) (14.4) Operating free cash flow $ 55.1 $ 46.1 Strong operating free cash flow  $55.1 million in operating free cash flow for FY 2018 utilized to pay down $60 million in debt  Managing capital spend, focused on ROIC improvement • FY 2019 expected CapEx: ~ $15 million to $20 million (1) (1) Capital expenditure guidance provided May 30, 2018 © 2018 Columbus McKinnon Corporation 12

De-levering Balance Sheet Debt reduction in FY 2018  Achieved increased target of debt CAPITALIZATION pay down of $60 million in FY18 March 31, March 31, 2018 2017  Surpassed target of <3x Net Debt/ Adjusted EBITDA (1) Cash and cash equivalents $ 63.0 $ 77.6  Currently at 2.6x Total debt 363.3 421.3  Target: 2.0x Total net debt 300.3 343.7 Plan to pay down approximately Shareholders’ equity 408.2 341.4 $60 million in FY19 Total capitalization $ 771.5 $ 762.7 Capital Priorities: Debt/total capitalization 47.1% 55.2%  Organic growth Net debt/net total 42.4% 50.2% capitalization  Acquisitions  Dividend / Buyback (1) Adjusted EBITDA is a non-GAAP financial measure. Please see supplemental slides for a reconciliation from GAAP income from operations to non-GAAP adjusted EBITDA and other important disclosures regarding the use of non-GAAP financial measures. © 2018 Columbus McKinnon Corporation 13

Advancing Blueprint 2021 Strategic goals:  Further pivot from late stage industrial to industrial technology company  Expand EBITDA margin: >15% through cycle  Improve ROIC: >10% ROIC Advancing Phase II: Four areas of focus  Simplify the business  Improve productivity  Ramp the growth engine  Transform the culture Q1 FY 2019: Expect 7% to 9% growth including FX benefit FY2019: Focused on earnings growth © 2018 Columbus McKinnon Corporation 14

Supplemental Information © 2018 Columbus McKinnon Corporation 15

Conference Call Playback Info Replay Number: 412-317-6671 passcode: 13678787 Telephone replay available through June 6, 2018 Webcast / PowerPoint / Replay available at www.cmworks.com/investors Transcript, when available, at www.cmworks.com/investors © 2018 Columbus McKinnon Corporation 16

Adjusted Gross Profit Reconciliation ($ in thousands) Quarter Fiscal Year Q4 FY17 Q1 FY18 Q2 FY18 Q3 FY18 Q4 FY18 FY 2017 FY 2018 Gross Profit $ 50,335 $ 69,308 $ 71,619 $ 69,045 $ 74,602 $ 192,932 $ 284,574 Add back (deduct): Acquisition inventory step-up expense 8,852 — — — — 8,852 — STAHL integration costs — 169 52 50 36 — 307 Insurance Settlement — — (1,741) — (621) — (2,362) Non-GAAP adjusted gross profit $ 59,187 $ 69,477 $ 69,930 $ 69,095 $ 74,017 $ 201,784 $ 282,519 Sales 183,688 203,726 212,828 208,725 214,140 637,123 839,419 Adjusted gross margin 32.2% 34.1% 32.9% 33.1% 34.6% 31.7% 33.7% Adjusted gross profit is defined as gross profit as reported, adjusted for unusual items. Adjusted gross profit is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable to the measure as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information such as adjusted gross profit is important for investors and other readers of the Company’s financial statements, and assists in understanding the comparison of the current quarter’s gross profit to the historical period’s gross profit. © 2018 Columbus McKinnon Corporation 17

Adjusted Income from Operations Reconciliation

($ in thousands)	Quarter					Fiscal Year	
	Q4 FY17	Q1 FY18	Q2 FY18	Q3 FY18	Q4 FY18	FY 2017	FY 2018
Income (loss) from operations	$(3,164)	$20,015	$19,587	$14,173	$16,324	$25,973	$70,099
Add back (deduct):							
Acquisition inventory step-up expense	8,852	—	—	—	—	8,852	—
Acquisition deal, integration, and severance costs	5,675	1,171	669	3,006	3,917	8,815	8,763
CEO retirement pay and search costs	3,085	—	—	—	—	3,085	—
Insurance recovery legal costs	1,359	229	1,323	1,040	356	1,359	2,948
Impairment of intangible asset	1,125	—	—	—	—	1,125	—
Magnetek litigation	—	—	400	—	—	—	400
Insurance settlement	—	—	(1,741)	—	(621)	—	(2,362)
Debt repricing fees	—	—	—	—	619	—	619
Canadian pension lump sum settlements	—	—	—	—	—	247	—
Non-GAAP adjusted income from operations	$16,932	$21,415	$20,238	$18,219	$20,595	$49,456	$80,467
Sales	183,688	203,726	212,828	208,725	214,140	637,123	839,419
Adjusted operating margin	9.2%	10.5%	9.5%	8.7%	9.6%	7.8%	9.6%

Adjusted income from operations is defined as income from operations as reported, adjusted for certain items. Adjusted income from operations is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP and may not be comparable to the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as adjusted income from operations, is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's income from operations to the historical periods' income from operations.

© 2018 Columbus McKinnon Corporation

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Adjusted Net Income Reconciliation

($ in thousands, except per share data)	Quarter					Fiscal Year	
	Q4 FY17	Q1 FY18	Q2 FY18	Q3 FY18	Q4 FY18	FY 2017	FY 2018
Net income (loss)	$ (4,738)	$ 11,656	$ 12,508	$(10,565)	$ 8,466	$ 8,984	$ 22,065
Add back (deduct):							
Acquisition inventory step-up expense	8,852	—	—	—	—	8,852	—
Acquisition deal, integration, and severance costs	5,675	1,171	669	3,006	3,917	8,815	8,763
CEO retirement pay and search costs	3,085	—	—	—	—	3,085	—
Insurance recovery legal costs	1,359	229	1,323	1,040	356	1,359	2,948
Impairment of intangible asset	1,125	—	—	—	—	1,125	—
Loss on extinguishment of debt	1,303	—	—	—	—	—	—
(Gain) loss on foreign exchange option for acquisition	(236)	—	—	—	—	—	—
Magnetek litigation	—	—	400	—	—	—	400
Insurance settlement	—	—	(1,741)	—	(621)	—	(2,362)
Canadian pension lump sum settlements	—	—	—	—	—	247	—
Loss on extinguishment of debt	—	—	—	—	—	1,303	—
(Gain) loss on foreign exchange option for acquisition	—	—	—	—	—	1,590	—
Debt repricing fees	—	—	—	—	619	—	619
Normalize tax rate (1)	(6,490)	(458)	(1,296)	16,938	(776)	(4,626)	14,408
Non-GAAP adjusted net income	$ 9,935	$ 12,598	$ 11,863	$ 10,419	$ 11,961	$ 30,734	$ 46,841
Average diluted shares outstanding	22,201	23,028	23,142	23,577	23,628	20,888	23,335
Diluted income per share - GAAP	$(0.22)	$0.51	$0.54	$(0.46)	$0.36	$0.43	$0.95
Diluted income per share - Non-GAAP	$0.45	$0.55	$0.51	$0.44	$0.51	$1.47	$2.01

(1) Applies normalized tax rate of 22% to GAAP pre-tax income and non-GAAP adjustments above, which are each pre-tax.

Adjusted net income and diluted EPS are defined as net income and diluted EPS as reported, adjusted for certain items and to apply a normalized tax rate. Adjusted net income and diluted EPS are not measures determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable to the measure as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as adjusted net income and diluted EPS, is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's net income and diluted EPS to the historical periods' net income and diluted EPS.

© 2018 Columbus McKinnon Corporation

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Adjusted EBITDA Reconciliation

($ in thousands)	Quarter		Fiscal Year	
	Q4 FY17	Q4 FY18	FY 2017	FY 2018
Net income (loss)	$ (4,738)	$ 8,466	$ 8,984	$ 22,065
Add back (deduct):				
Income tax expense/benefit	(3,688)	2,598	4,043	27,620
Interest and debt expense	3,568	4,661	10,966	19,733
Cost of debt refinancing	1,303	—	1,303	—
Investment income	(96)	4	(462)	(157)
Foreign currency exchange loss	342	834	1,232	1,539
Other income/expense	145	(239)	(93)	(701)
Depreciation and amortization expense	7,467	9,263	25,162	36,136
Acquisition deal, integration, and severance costs	5,675	3,917	8,815	8,763
Insurance recovery legal costs	1,359	356	1,359	2,948
Debt repricing fees	—	619	—	619
Magnetek litigation	—	—	—	400
Insurance settlement	—	(621)	—	(2,362)
Acquisition inventory step-up expense	8,852	—	8,852	—
CEO retirement pay and search costs	3,085	—	3,085	—
Impairment of intangible asset	1,125	—	1,125	—
Canadian pension lump sum settlements	—	—	247	—
Non-GAAP adjusted EBITDA	$ 24,399	$ 29,858	$ 74,618	$ 116,603
Sales	$ 183,688	$ 214,140	$ 637,123	$ 839,419
Adjusted EBITDA margin	13.3%	13.9%	11.7%	13.9%

Adjusted EBITDA represents net income adjusted for income taxes, interest, depreciation and amortization and other items as noted in the reconciliation table. The Company believes Adjusted EBITDA is an important supplemental measure of operating performance and uses it to assess performance and inform operating decisions. However, Adjusted EBITDA is not a GAAP financial measure. The Company's calculation of Adjusted EBITDA should not be used as a substitute for GAAP measures of performance, including net cash provided by operations, operating income and net income. The Company's method of calculating Adjusted EBITDA may vary substantially from the methods used by other companies and investors are cautioned not to rely unduly on it.

© 2018 Columbus McKinnon Corporation

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